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                                                                   Exhibit 99
                          MONTHLY SERVICERS CERTIFICATE
                          	SERVICER:  NATIONSBANK, N.A.
                         	NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.

NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer"); and Chemical Bank (as "Trustee"), the Servicer
is required to prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.

     	Collection Period		                                             		Aug-96
     	Determination Date		                                            		9/9/96
     	Deposit Date				                                                 9/13/96
     	Distribution Date		                                            		9/16/96

	     Pool Balance on the close of the last day of the
            preceding Collection Period				                      725,146,825.21
     	Less:	Principal Collections			                              33,889,518.68
          		Purchase Amount allocable to Principal			                      0.00
         		 Realized Losses 			                                      881,155.59
                                                             -------------------
    	 Pool Balance on the close of the last day of the
                    Collection Period 				                       690,376,150.94
     	Original Pool Balance			                                	1,066,816,806.33
     	Pool Factor				                                                  64.71366%

     	Class A Certificate Balance
        		Beginning Class A Certificate Balance		               	703,392,420.45
        		Class A Principal Distribution to Class A
                  Distribution Account		                          33,727,554.04
                                                             -------------------
        		Ending Class A Certificate Balance	                  		669,664,866.41
     	Original Class A Certificate Balance				                 1,034,812,302.14
    	 Class A Pool Factor 	                                         			64.71366%

     	Class B Certificate Balance
        		Beginning Class B Certificate Balance		                	21,754,404.76
        		Class B Principal Distribution to Class B
                   Distribution Account		           	              1,043,120.23
                                                             -------------------
        		Ending Class B Certificate Balance			                   20,711,284.53
     	Original Class B Certificate Balance			                    	32,004,504.19
    	 Class B Pool Factor 				                                         64.71366%

     	Class A Pass-Through Rate				                                      5.8500%
     	Class B Pass-Through Rate				                                      6.0000%

     	Class A Percentage				                                            97.0000%
     	Class B Percentage				3.0000%

     	Available Interest

    		Collections and Liquidation Proceeds allocable to interest			6,158,181.24
    		Recoveries	                                                   		28,830.07
    		Purchase Amount allocable to Interest		                             	0.00
                                                               -----------------
        			Total Interest Collections	                            	6,187,011.31
    		Advances for the related Distribution Date		                	1,074,962.54
    		Less:  Outstanding Advances to be reimbursed		                	911,509.02
                                                               -----------------
        			Total Available Interest                              		6,350,464.83

     	Available Principal
         		Collections and Liquidation Proceeds allocable to
                          Principal                            			33,889,518.68
         		Purchase Amount allocable to Principal		                       	0.00
                                                             -------------------
              			Total Available Principal	                      	33,889,518.68

     	Deposit to Certificate Account
        		Available Interest		                                    	6,350,464.83
        		Available Principal			                                  33,889,518.68
        		Withdrawal from Reserve Account		                               	0.00
        		Less:  Basic Servicing Fee to be withheld from Collections	604,289.02
                                                             -------------------
           			Net Deposit to Certificate Account	                	39,635,694.49

     	Class A Interest Distribution
        		Class A Monthly Interest                              			3,429,038.05
        		Class A Interest Carryover Shortfall			                          0.00
                                                              ------------------
           			Total		                                              3,429,038.05

     	Class B Interest Distribution
        		Class B Monthly Interest	                                		108,772.02
        		Class B Interest Carryover Shortfall                          			0.00
                                                              ------------------
           			Total	                                                	108,772.02

     	Class A Principal Distribution
       		Class A Monthly Principal	                             		33,727,554.04
       		Class A Principal Carryover Shortfall from the
                preceding Distribution Date			                             0.00
                                                             -------------------
           			Total		                                             33,727,554.04

    	Class B Principal Distribution
      		Class B Monthly Principal                               			1,043,120.23
      		Class B Principal Carryover Shortfall from the
               preceding Distribution Date			                              0.00
                                                             -------------------
         			Total                                                		1,043,120.23

    	Basic Servicing Fee (inc. unpaid amount from prior periods)			 	604,289.02

    	Distributions to the extent of Available Interest and
     Available Reserve Amount	(and Class B Percentage of
     Available Principal with respect to Class A Interest Distribution)

       		Unpaid Basic Servicing Fee to Servicer	                   		604,289.02
       		Class A Interest Distribution to Class A
                  Distribution Account		                          	3,429,038.05
       		Class B Interest Distribution to Class B
                   Distribution Account		                            108,772.02

    	Distributions of Available Principal, Remaining Available
     Interest	and Remaining Available Reserve Amount
        		Class A Principal Distribution to Class A
                   Distribution Account	                        		33,727,554.04
        		Class B Principal Distribution to Class B
                   Distribution Account	                         		1,043,120.23
        		To Reserve Account up to Specified Reserve Account
                           Balance			                                      0.00
        		Any Remaining Amounts to Sellers	                      		1,327,210.15

    	Specified Reserve Account Balance
      		Greater of:
             		(a) Reserve percentage applicable                        			4.00%
           		      Pool Balance on last day of Collection
                   Period times reserve percentage applicable	  		27,615,046.04
             		(b) Lesser of: Deposit from Available Interest
                          and Available Principal
                       			(i)  floor amount stated or		           13,335,210.08
                       			(ii) Pool Balance on last day of
                               Collection Period plus interest
                               through Scheduled Distribution
                                           Date	                	963,286,997.58

     Specified Reserve Account	Balance                            27,615,046.04

	    Reserve Account
       		Beginning Balance		                                     	29,005,873.01
       		Deposit from Available Interest and Available Principal			        0.00
       		Investment Earnings			                                      121,862.63
       		Less:  Withdrawal from Reserve Account and deposit to
                Certificate Account to cover:
               			Accrued and unpaid Basic Servicing Fees		                0.00
               			Amounts to be distributed to Certificateholders'		       0.00

  			Reimb. to Servicer for Outstanding Advances associated with
                     Defaulted Accounts	                             	51,958.73
   		Less: Withdrawal by Sellers of Excess of Reserve Account
           Balance Over Specified Reserve Account Balance		       	1,338,868.24
   		Less:  Withdrawal of Investment Earnings by Servicer         			121,862.63
                                                               -----------------
   		Ending Balance			                                            27,615,046.04

    	Available Reserve Account Balance				                        27,615,046.04

	Realized Losses			                                                 	881,155.59
	Net Loss Ratio (annualized)
     For the current Collection Period		                                  	1.45%
    	For the preceding Collection Period                                			0.98%
    	For the second preceding Collection Period			                         1.19%
	Average Net Loss Ratio (Specified Reserve Account Balance
          increases if greater than 1.50%)	                             			1.21%

	Delinquency Analysis
   		Number of Loans
    			   30 to 59 days past due                                        		1,252
    			   60 to 89 days past due 		                                         280
    			   90 or more days past due 		                                       242
                                                                     -----------
    			Total		                                                            1,774

	Principal Balance
    			   30 to 59 days past due                                		13,120,527.86
    			   60 to 89 days past due                                 		2,969,539.39
    			   90 or more days past due 		                              2,807,458.06
                                                             -------------------
     			Total	                                                   	18,897,525.31

	Delinquency Ratio
    		For the current Collection Period			                                 0.84%
    		For the preceding Collection Period                               			0.79%
    		For the second preceding Collection Period	                        		0.65%
	Average Delinquency Ratio (Specified Reserve Account Balance
              increases if greater than 1.25%)		                         		0.76%

	Collateral Repossessed and Held by the Trust
    		Number	                                                            		231
    		Principal Balance			                                         2,543,927.36

	Weighted Average Computations
     Weighted Average Coupon                                           10.49820%
   		Weighted Average Original Term                                    			59.28
   		Weighted Average Remaining Term			                                   39.28
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